UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant [ ]

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[X]   Definitive Proxy Statement
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[ ]   Soliciting Material Under Rule 14a-12

                            Minden Bancorp, Inc.
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              (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                        MINDEN BANCORP, INC.
                        100 MBL Bank Drive
                      Minden, Louisiana 71055
                          (318) 377-0523
                          ______________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on May 8, 2007
                          ______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Minden Bancorp, Inc. (the "Company") will be held in the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana, on May 8, 2007 at 8:15 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect four directors for a three-year term expiring in 2010, and until their successors are elected and qualified;

     (2) To ratify the appointment by the Audit Committee of the Board of Directors of Heard, McElroy & Vestal LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.
          Management is not aware of any other such business.

     You are entitled to notice of and to vote at the Annual
Meeting and at any adjournment thereof if you are a stockholder of record as of the close of business on March 30, 2007, the voting record date.

                                   By Order of the Board of
                                   Directors


                                   /s/Michael P. Burton
                                   Michael P. Burton
                                   Secretary

Minden, Louisiana
April 9, 2007

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YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
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                    TABLE OF CONTENTS


                                                            Page
                                                            ----

About the Annual Meeting of Stockholders..................    1
Information with Respect to Nominees for Director,
  Continuing Directors and Executive Officers..............   3
   Election of Directors...................................   3
   Nominees for Director...................................   4
   Directors Whose Terms Are Continuing....................   4
   Executive Officers Who Are Not Directors................   5
   Committees and Meetings of the Board of Directors of
    Minden Bancorp.........................................   5
Directors Attendance at Annual Meetings...................    6
Selection of Nominees for the Board.......................    6
Director Nominations......................................    6
Directors' Compensation...................................    7
Section 16(a) Beneficial Ownership Reporting Compliance... 8 Beneficial Ownership of Common Stock by Certain Beneficial
 Owners and Management....................................    9
Management Compensation...................................   11
   Summary Compensation Table..............................  11
   Outstanding Equity Awards at Fiscal Year End............  12
   Employment Agreement....................................  12
   Supplemental Executive Retirement Agreements............  13
   Transactions with Certain Related Persons...............  13
Ratification of Appointment of Independent Registered
 Public Accounting Firm...................................   14
   Audit Fees..............................................  15
Report of the Audit Committee.............................   15
Stockholder Proposals, Nominations and Communications with
 the Board of Directors...................................   16
Annual Reports............................................   16
Other Matters.............................................   17

                    MINDEN BANCORP, INC.
                      _______________

                      PROXY STATEMENT
                      _______________

               ANNUAL MEETING OF STOCKHOLDERS

                         May 8, 2007

     This Proxy Statement is furnished to holders of common stock of Minden Bancorp, Inc., the parent holding company of MBL Bank (sometimes referred to as the "Bank"), formerly known as Minden Building and Loan Association. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana, on May 8, 2007 at 8:15 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 9, 2007.

     As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," the Minden Mutual Holding Company owns a majority of the outstanding common stock as of March 30, 2007, the voting record date. The Minden Mutual Holding Company intends to vote all of the shares it owns for the Board's nominees for director and for the proposal to ratify the appointment of Heard, McElroy & Vestal LLP as the Company's independent registered public accounting firm, thereby ensuring that a quorum will exist at the Annual Meeting, and that each of such proposals will be adopted.

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Minden Bancorp and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, March 30, 2007, are entitled to vote at the meeting. On the record date, we had 1,376,666 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the selection of our independent registered public accounting firm if you do not furnish instructions.




                          1

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee for information on how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

  * First, you may send a written notice to the Secretary of Minden Bancorp, Mr. Michael P. Burton, Corporate Secretary, Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana 71055, stating that you would like to revoke your proxy.

  *  Second, you may complete and submit a new proxy form.
     Any earlier proxies will be revoked automatically.

  *  Third, you may attend the Annual Meeting and vote in person.
     Any earlier proxy will be revoked. However, merely attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the board of directors' recommendations?

     The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Heard, McElroy & Vestal LLP as our independent registered public accounting firm for fiscal 2007.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum present. The four persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The proposals to elect directors and ratify to the appointment of the independent registered public accounting firm are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a

                             2

result, there will be no "broker non-votes" at this meeting.
Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent registered public accounting firm.


INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
             DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

     Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by our stockholders of Minden Bancorp for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of Minden Bancorp will be asked to elect one class of directors, consisting of four directors, for a three-year term expiring in 2010, and until their successors are elected and qualified.

     No nominee for director or director whose term continues is related to any other director or executive officer of Minden Bancorp by blood, marriage or adoption except that A. Loye Jones is the uncle of Michael W. Wise. Each nominee currently serves as a director of Minden Bancorp and of MBL Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of Minden Bancorp and each director whose term continues. Ages are reflected as of December 31, 2006. All of the directors listed below also serve as directors of MBL Bank. Service includes service as a director of MBL Bank.



















                              3

       NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2010

                                  Position with Minden
                                and Principal Occupation        Director
      Name           Age       During the Past Five Years        Since
__________________  ______  ________________________________   __________

Russell A. Adams      81    Director and Secretary of the         1960
                            Bank. Retired. Previously, served
                            as managing officer of MBL Bank
                            (formerly known as Minden
                            Building and Loan Association),
                            Minden, Louisiana, from 1960 to
                            1987.

John B. Benton, Jr.   82    Director.  Retired. Previously, a     1962
                            partner in the law firm of
                            Kitchens, Benton, Kitchens &
                            Black, a Professional Law
                            Corporation, Minden, Louisiana,
                            from 1970 to 1992.

Jack E. Byrd, Jr.     60    Director. Senior Financial            2007
                            Advisor of Minden Bancorp and MBL
                            Bank since April 2, 2007;
                            previously President, Regions
                            Bank of North Louisiana, from
                            1999 to March 2007; previously
                            President of Minden Bank & Trust
                            Company from 1989 until its
                            merger with Regions Bank in 1999.

Michael S. Harper     55    Director. President and owner of      2004
                            Harper Motors, Inc., Minden,
                            Louisiana from 1996 to present;
                            part owner thereof  from 1983 to
                            1996 and President since 1992;
                            President and owner of Julian Foy
                            Motors, Inc. Many, Louisiana
                            since 2003 and from 1998 to 2003
                            part owner thereof; President and
                            owner of Harper Foy Motors LLC,
                            Many, Louisiana since November
                            2006.

The Board of Directors recommends that you vote FOR election of the nominees for director.

                DIRECTORS WHOSE TERMS ARE CONTINUING




Directors with a Term Expiring in 2008

                                  Position with Minden
                                and Principal Occupation        Director
     Name            Age       During the Past Five Years        Since
__________________  ______  ________________________________   __________

A. David Evans        65    Director, President and Chief         1989
                            Executive Officer of MBL Bank
                            (formerly known as Minden
                            Building and Loan Association)
                            since July 1989 and of Minden
                            Bancorp since July 2002.

A. Loye Jones         75    Director. Owner and pharmacist of     1981
                            Loye's Pharmacy, Inc., Minden,
                            Louisiana, since 1963.

R.E. Woodard, III     54    Director. Certified financial         2000
                            planner for Lincoln Financial
                            Group, an insurance and
                            investment management company
                            headquartered in Philadelphia,
                            Pennsylvania, since 1975.





                                     4

Directors with a Term Expiring in 2009

                                  Position with Minden
                                and Principal Occupation        Director
     Name            Age       During the Past Five Years        Since
__________________  ______  ________________________________   __________

John P. Collins       59    Director.  Owner and President of     2000
                            A.J. Price, Inc., an auto parts
                            store, Minden, Louisiana, since
                            1970 and owner and President of
                            A.J. Price Tire, LLC, Benton,
                            Louisiana, since 2005.

F. Dare Lott, Jr.     56    Director. Veterinarian and owner      1981
                            of the Minden Animal Clinic,
                            Minden, Louisiana, since 1974;
                            owner PetCare Animal Hospital,
                            Houghton, Louisiana since 2006.

Michael W. Wise       48    Director.  Certified Public           2000
                            Accountant with Jamieson Wise and
                            Martin, Minden, Louisiana, since
                            1980.

Executive Officers Who Are Not Directors

     Becky T. Harrell, age 55, has been the Chief Financial
Officer and Treasurer of MBL Bank since July 1997, and has served with MBL Bank (formerly known as Minden Building and Loan
Association) since 1976. In July 2002, she was elected to hold the same offices with Minden Bancorp.

     Michael P. Burton, age 46, has served as Senior Vice President and Senior Loan Officer as well as Secretary of Minden Bancorp since July 2002. He served as the Senior Loan Officer of MBL Bank (formerly known as Minden Building and Loan Association) from April 2001 to June 2002 and as Senior Vice President and Senior Loan Officer since July 2002. Previously, Mr. Burton served as a loan officer with another local financial institution, Minden Bank, from 1987 to 2001.

Committees and Meetings of the Board of Directors of Minden Bancorp

     During the fiscal year ended December 31, 2006, the Board of Directors of Minden Bancorp met six times and the Board of Directors of MBL Bank met 12 times. No director of Minden Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served. Although members of Minden Bancorp's Board of Directors are not subject to the independence standards set forth in the Nasdaq listing standards, the Board has determined that a majority of its members (Messrs. Adams, Benton, Collins, Harper, Jones, Lott and Wise) would be independent under such standards.

     The Board of Directors of Minden Bancorp has established the following committees, among others:

     Audit Committee

     The Audit Committee reviews audit reports prepared by independent registered public accounting firm, recommends appointment of outside auditors, reviews internal audits, approves investments and reviews information systems operations and security procedures. The current members of the Audit Committee are Messrs. Lott, Jones, Wise and Woodard. Dr. Lott serves as Chairman of the committee. Minden Bancorp has determined that Mr. Wise is the Audit Committee's financial expert. The members of Minden Bancorp's Audit Committee are not subject to the "independence" requirement set forth in the Nasdaq listing standards. However, all the members of the Committee other than Mr. Woodard would meet the independence requirement if it were applicable. See "Management Compensation-Transactions with Certain Related Persons." The Audit Committee met nine times in 2006. The Audit Committee of Minden Bancorp has adopted an audit committee charter which was attached as Appendix A to Minden Bancorp's proxy statement for the Annual Meeting of Stockholders held in May 2006. The charter is also available on Minden Bancorp's website at www.mblminden.com.

     Human Resources Committee

     The Human Resources Committee determines the compensation levels of the chief executive officer and the other officers by reviewing published studies of compensation paid to executives performing similar duties for

                            5

financial institutions. The Human Resources Committee also manages and administers all of MBL Bank's employee benefit plans and nominates candidates to the Board of Directors of the Bank. The Human Resources Committee, composed of Messrs. Evans, Jones, Lott, Wise and Woodard, met three times during 2006. The Human Resource Committee does not have a charter. Mr. Evans, the President and Chief Executive Officer, is involved in determining the amount of the cash compensation to be paid to the other executive officers. He is not involved in setting his own compensation and recuses himself from the Committee's discussion and deliberation concerning his compensation.

     Nominating Committee

     The Nominating Committee of Minden Bancorp consisted of Messrs. Lott, Jones, Wise and Woodard. The Nominating Committee met once during fiscal 2006. Nominations for director of Minden Bancorp are reviewed by the Nominating Committee and submitted to the full Board of Directors for approval. The members of Minden's Nominating Committee are not subject to the "independence" requirements set forth in the Nasdaq listing standards. However, all the members other than Mr. Woodard would meet the independence requirements if they were applicable. Minden Bancorp has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on Minden Bancorp's website at www.mblminden.com.

Directors Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that each year a Board meeting will also be scheduled in conjunction with our annual meeting of stockholders, as is the case for this annual meeting. All of our directors attended the 2006 annual meeting of stockholders.

Selection of Nominees for the Board

     The Nominating Committee considers candidates for director suggested by its members and other directors of Minden Bancorp, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees identified by it. Nominees for election as director also may be obtained in connection with an acquisition effected by Minden Bancorp. Minden Bancorp may retain qualified directors of acquired companies who have a proven record of performance and can assist us in expanding into new markets and areas. A stockholder who desires to recommend a prospective nominee for the Board should notify Minden Bancorp's Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of Minden Bancorp's Bylaws relating to stockholder nominations, which is described under "Stockholder Proposals, Nominations and Communications with the Board of Directors" below. The Nominating Committee has the authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

Director Nominations

     The Nominating Committee has adopted a written charter which is available at Minden Bancorp's website at www.mblminden.com. The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an "audit committee financial expert," as that term is defined by the rules of the Securities and Exchange Commission (the "SEC")), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 72 years of age or older is eligible for nomination to the Board of Directors (this provision is not applicable to persons who were already serving as directors as of January 1, 2000).




                            6

Directors' Compensation

     For fiscal 2006, members of the Bank's Board of Directors received $1,200 per Board meeting. Board fees are subject to periodic adjustment by the Board of Directors. For fiscal 2007, the members of MBL Bank's Board of Directors will continue to receive $1,200 per Board meeting. Each director also receives a retainer which is paid each January for services provided in the prior fiscal year. For services performed during fiscal 2006, each director received an annual retainer of $8,000. Directors receive no additional compensation for service on committees. Directors do not receive separate compensation for service on Minden Bancorp's Board.

     The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2006.

                           Fees Earned or    Stock       Option        All Other
         Name               Paid in Cash    Awards(2)   Awards(3)    Compensation(4)    Total(5)
_________________________  ______________  __________  ___________  _________________  __________
Russell A. Adams.........     $24,900        $3,444      $3,488         $  176           $32,008
John B. Benton, Jr.......     $23,100        $3,444      $3,488         $  176           $30,208
John P. Collins, A.           $23,700        $3,444      $3.488         $  176           $30,808
Loye Jones, F. Dare
Lott, Jr., Michael
W. Wise, and R.E.
Woodard, III(1)..........

Michael S. Harper........     $23,700            --          --         $7,875           $31,475
Jack E. Byrd, Jr.(6).....         --             --          --             --                --

_____________________
(1)  Each of such directors received the same compensation.

(2) Reflects expense recognized in accordance with Statement of Financial Accounting Standards No. 123(R) related to the grant of 1,122 shares of restricted stock to each director (other than Messrs. Byrd and Harper) in May 2003. Such awards commenced vesting pro rata over five years on May 15, 2004. For information regarding the assumptions used to calculate such expense, reference is made to Note 16 of Notes to Consolidated Financial Statements of Minden Bancorp included in Minden Bancorp's Annual Report to Stockholders filed as Exhibit 13 to its Annual Report on Form 10-KSB for the year ended December 31, 2006.

(3) Reflects expense recognized in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of stock options covering 2,805 shares for each director (other than Messrs. Byrd and Harper) made in May 2003 which commenced vesting pro rata over five years on May 15, 2004. For information regarding the assumptions used to calculate such expense, reference is made to Note 16 of Notes to Consolidated Financial Statements of Minden Bancorp included in Minden Bancorp's Annual Report to Stockholders filed as
     Exhibit 13 to its Annual Report on Form 10-KSB for the year ended December 31, 2006.

(4) Consists of dividends paid on unvested restricted share awards. In addition, with respect to Mr. Harper, reflects the payment of an amount in cash substantially equal to the value of the estimated restricted stock awards and stock options which vested in 2006 that the other directors of Minden Bancorp received. Due to the provisions of the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan and Trust Agreement, no shares or options remain available thereunder to award to Mr. Harper (or Mr. Byrd).

(5) At December 31, 2006, each director held the following amount of unvested stock awards and/or outstanding options:

                                  Unvested Stock
                 Name                 Awards       Options
        ________________________  ______________  _________
        Russel A. Adams.........       448          2,805
        John B. Benton, Jr......       448          1,122
        Jack E. Byrd............        --           --
        John P. Collins.........       448          2,805
        Michael S. Harper.......        --           --
        A. Loye Jones...........       448          1,683
        F. Dare Lott, Jr........       448          2,805
        Michael W. Wise.........       448          2,805
        R.E. Woodard, III.......       448          2,805

(6) Mr. Byrd was appointed to the Board effective April 2, 2007 and thus did not receive any fees or other compensation in 2006.

                              7

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors, and persons who own more than 10% of Minden Bancorp's common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish Minden Bancorp with copies of all Section 16(a) forms they file. Minden Bancorp knows of no person who owns 10% or more of Minden Bancorp's Common Stock other than Minden Mutual Holding Company which owns approximately 58.1% of Minden Bancorp's outstanding stock.

     Based on the Company's records and other information, Minden
Bancorp believes the foregoing filing requirements were satisfied by our directors and executive officers in 2006.



























                               8

           BENEFICIAL OWNERSHIP OF COMMON STOCK
        BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 30, 2007, certain information as to the common stock of Minden Bancorp beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to Minden Bancorp to be the beneficial owner of more than 5% of the issued and outstanding common stock; (ii) the Minden Bancorp, Inc. Employee Stock Ownership Plan; (iii) the directors of Minden Bancorp; (iv) certain executive officers of Minden Bancorp; and (v) all directors and executive officers of Minden Bancorp as a group.

                                    Amount and Nature
     Name of Beneficial              of Beneficial
     Owner or Number of              Ownership as of      Percent of
     Persons in Group               March 30, 2007(1)    Common Stock
________________________________  ____________________  ______________
Minden Mutual Holding Company
100 MBL Bank Drive
Minden, Louisiana  71055                800,112              58.1%

Minden Bancorp, Inc.
Employee Stock Ownership Plan(2)
100 MBL Bank Drive
Minden, Louisiana 71055                  52,371               3.8

Directors:
Russell A. Adams(3)                      13,364                 *
John B. Benton, Jr.(4)                    4,364                 *
Jack E. Byrd, Jr.                           500                 *
John P. Collins(3)(5)                    28,364               2.1
A. David Evans(3)(6)                     45,300               3.3
Michael S. Harper                         7,500                 *
A. Loye Jones(3)(7)                       9,364                 *
F. Dare Lott, Jr.(3)(8)                   8,364                 *
Michael W. Wise(3)                        8,364                 *
R. E. Woodard, III(3)(9)                 32,114               2.3

Other Executive Officers:
Michael P. Burton(3)(10)                 21,716               1.6
Becky T. Harrell(3)(11)                  12,796                 *

All Directors and Executive
Officers of Minden Bancorp              192,110(12)          13.6
as a group (12 persons)
_______________________________
*    Represents less than 1% of the outstanding stock.

(1) Based upon filings made with the SEC and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(2) The Minden Bancorp, Inc. Employee Stock Ownership Plan Trust was established pursuant to the Minden Bancorp, Inc.
     Employee Stock Ownership Plan ("ESOP") by an agreement between Minden Bancorp and Messrs. Wise, Woodard and Lott who act as trustees of the ESOP.

                                 (footnotes continued on next page)

                                9

(3)  (a)  Includes options to acquire shares of Minden
          Bancorp common stock that are exercisable as of March
          31, 2007 or within 60 days thereafter, under our 2003
          Stock Option Plan as follows:

                                        Number of
                         Name            Shares
                  ___________________  ___________

                  Russell A. Adams        2,244

                  John B. Benton, Jr.       561

                  John P. Collins         2,244

                  A. David Evans         13,000

                  A. Loye Jones           1,122

                  F. Dare Lott, Jr.       2,244

                  Michael W. Wise         2,244

                  R.E. Woodard, III       2,244

                  Michael P. Burton       6,400

                  Becky T. Harrell        4,800

     (b) Includes shares over which the directors or officers have voting power but which have not vested which have been granted pursuant to our 2003
          Recognition and Retention Plan and Trust Agreement and are held in the associated trust, as follows:

                                        Number of
                         Name            Shares
                  ___________________  ___________

                  Russell A. Adams          448

                  John B. Benton, Jr.       448

                  John P. Collins           448

                  A. David Evans          2,600

                  A. Loye Jones             448

                  F. Dare Lott, Jr.         448

                  Michael W. Wise           448

                  R.E. Woodard, III         448

                  Michael P. Burton         800

                  Becky T. Harrell          800

(4)  Includes 10,000 shares held jointly with Mr. Adams' spouse.

(5)  Includes 12,500 shares held by Mr. Collin's spouse.


                                (footnotes continued on next page)



                                10

______________________
(6) Includes 300 shares held by Mr. Evans's spouse, 10,000 shares held by a private family foundation for which Mr.
     Evans serves as secretary/treasurer and 5,440 shares allocated to Mr. Evans pursuant to the ESOP.

(7)  Includes 7,122 shares held jointly with Mr. Jones' spouse.

(8)  Includes 5,000 shares held jointly with Mr. Lott's spouse.

(9)  Includes 27,500 shares held by a company in which Mr.
     Woodard owns a 13.5% interest.

(10) Includes 4,500 shares held jointly with his father, 225 shares held by Mr. Burton's spouse and 3,589 shares allocated to Mr. Burton pursuant to the ESOP.

(11) Includes 25 shares held by Ms. Harrell's child and 2,471 shares allocated to Ms. Harrell pursuant to the ESOP.

(12) Includes options covering 37,103 shares which are exercisable within 60 days of the voting record date and 11,500 shares allocated to executive officers pursuant to the ESOP.

                   MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by MBL Bank (including amounts deferred to future periods by the officer) for services rendered in all capacities to Mr. Evans, the President and Chief Executive Officer of the Bank, and to Mr. Burton and Ms. Harrell for the year ended December 31, 2006. None of such officers earned any non-equity incentive plan compensation or non-qualified deferred compensation. Minden Bancorp does not pay separate compensation to officers and directors.




                                                                                  All Other
  Name and Principal                                     Stock        Option       Compen-
      Position             Year    Salary(1)   Bonus    Awards(2)    Awards(2)    sation(3)     Total
_______________________   ______  __________  _______  ___________  ___________  ___________   ________
A. David Evans             2006    $140,000   $35,000    $19,988      $20,209      $95,557     $310,753
  President and Chief
  Executive Officer

Michael P. Burton          2006    $ 96,000   $21,000    $ 6,150      $ 9,949      $29,348     $162,447
  Senior Vice President
  and Secretary

Becky T. Harrell, Chief    2006    $ 67,000   $14,000    $ 6,150      $ 7,462      $20,583     $115,195
  Financial Officer and
  Treasurer

_______________________
(1) In addition to salary, the amounts disclosed in this column include amounts contributed by the named executive officer to the MBL Bank 401(k) Plan. We periodically review, and may increase, base salaries in accordance with the terms of Mr. Evans' employment agreement or MBL Bank's normal annual compensation review for each of our named executive officers.

(2) Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2006 with respect to awards of restricted stock awards and/or stock options, as the case may be, with respect to each of the named executive officers. For a discussion of the assumptions used to establish the valuation of the restricted stock awards and stock options, reference is made to Note 16 of the Notes to Consolidated Financial Statements of Minden Bancorp included in Minden Bancorp's Annual Report to Stockholders filed as Exhibit 13 to its Annual Report on Form 10-KSB for the year ended December 31, 2006.

                               (footnotes continued on next page)

                               11

_______________________________
(3) Includes employer matching contributions of $10,500, $7,020 and $4,860 allocated in 2006 to the accounts of Messrs. Evans and Burton and Ms. Harrell, respectively, under the MBL Bank 401(k) plan. Also includes the fair market value at December 31, 2006 of the shares of common stock allocated pursuant to the ESOP for plan year 2005, amounting to $32,002, $21,320 and $14,715 for Messrs. Evans and Burton and Ms. Harrell, respectively. Also includes $23,700 in director's fees and a retainer paid to Mr. Evans for service on MBL Bank's Board of Directors in 2006. Also includes $28,328, $692 and $692, respectively, accrued for the benefit of Messrs. Evans and Burton and Ms. Harrell pursuant to supplemental executive retirement agreements with such officers. See "-Supplemental Executive Retirement Agreements." Dividends on unvested restricted stock awards amounting to $1,027, $316 and $316 paid to Messrs. Evans and Burton and Ms. Harrell, respectively, are also included.

Outstanding Equity Awards at Fiscal Year-End
____________________________________________

                                                 Option Awards                                 Stock Awards(1)
                     __________________________________________________________________   ________________________
                                                    Equity
                                                   Incentive
                                                  Plan Awards:                                           Market
                                                   Number of                              Number of     Value of
                        Number of Securities      Securities                              Shares or     Shares or
                       Underlying Unexercised     Underlying                              Units of      Units of
                              Options             Unexercised                Option        Stock        Stock That
                     __________________________    Unearned     Exercise    Expiration    That Have     Have Not
     Name            Exercisable  Unexercisable    Options       Price        Date        Not Vested     Vested
__________________   ___________  _____________  ____________  _________  _____________  ____________  ___________

A. David Evans          9,750         6,500           --        $15.375   05/15/2013(2)
                           --            --           --           --          --           2,600        $56,680
Michael P. Burton       4,800         3,200           --        $15.375   05/15/2013(2)
                           --            --           --           --          --             800        $17,440
Becky T. Harrell        3,600         2,400           --        $15.375   05/15/2013(2)
                           --            --           --           --          --             800        $17,440

____________________
(1) There were no equity incentive plan awards outstanding at December 31, 2006 for any of the named executive officers.
(2) Vest at the rate of 20.0% per year. With respect to options granted in May 2003, vesting commenced May 15, 2004.

Employment Agreement

     MBL Bank (the "Employer") has entered into an employment agreement with Mr. Evans. The Employer has agreed to employ Mr. Evans for a term of three years in his current positions. The agreement with Mr. Evans is at his current salary level, subject to periodic adjustment in the discretion of the Board. Mr. Evans' compensation and expenses shall be paid by MBL Bank in the same proportion as the time and services actually expended by Mr. Evans on behalf of the Employer. The employment agreement will be reviewed annually by the Board of Directors of the Employer. The term of Mr. Evans' employment agreement shall be extended annually for a successive additional one-year period unless either party elects, not less than 60 days prior to the anniversary date, not to extend the employment term.

     The employment agreement is terminable with or without cause by MBL Bank. Mr. Evans has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by MBL Bank for cause, disability or retirement. The agreement provides for certain benefits in the event of Mr. Evans' death. In the event that (1) the employment agreement is terminated by MBL Bank other than for cause, disability, retirement or death or (2) Mr. Evans terminates his employment because MBL Bank fails to comply with any material provision of the employment agreement, then Mr. Evans will be entitled to a cash severance payment. The amount of such cash severance will be equal to two times his annual compensation, plus the continuation of certain miscellaneous fringe benefits. If Mr. Evans' employment is terminated as a result of certain adverse actions taken with respect to his employment following a change in control, as defined below, then he will be entitled to a cash severance payment equal to three times Mr. Evans' annual compensation plus the continuation of certain miscellaneous fringe benefits. Cash severance payment to Mr. Evans is subject to reduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed below.

     The employment agreement contains a non-compete provision that restricts Mr. Evans' employment and business activities if his employment with MBL Bank is terminated. The non-compete provision, however, is not

                             12

applicable if his employment is terminated for cause or following a change in control of Minden Bancorp. Under the non-compete provision, Mr. Evans may not become an officer, employee, consultant, director or trustee of another bank, or its affiliate, in Webster Parish or the surrounding parishes. The non-compete provision of each employment agreement has a term of two years from the date of the executive officer's termination of employment with MBL Bank.

     A change in control is generally defined in the employment agreements to include any change in control of Minden Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 25% or more of its outstanding voting securities and (2) a change in a majority of its directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

     The employment agreement provides that if any of the payments to be made under the employment agreement or otherwise upon termination of the executive officer's employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits will be reduced by the minimum amount necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and MBL Bank will be able to deduct such payments as compensation expense for federal income tax purposes.

     Although the above-described employment agreement could increase the cost of any acquisition of control, we do not believe its term would have a significant anti-takeover effect.

Supplemental Executive Retirement Agreements

     MBL Bank entered into supplemental executive retirement agreements with Messrs. Evans and Burton and Ms. Harrell in 2005. Under the agreements, in consideration for remaining in the employ of MBL Bank until attaining age 70, Mr. Evans will receive a supplemental annual benefit of $36,000 for a period of 10 years. If Mr. Evans dies after he retires but before the supplemental benefits are paid for 10 years, the remaining supplemental benefits will be paid to his beneficiary or estate over the remaining period. In the event he dies before retirement, his supplemental benefits will be paid to his beneficiary or estate over the ten year period commencing in the month next following his death. In the event of Mr. Evans' disability, MBL Bank will pay the annual supplemental benefit for ten years commencing in the month next following the determination of his disability. The unfunded plan represents only a promise on the part to pay the benefits thereunder and is subject to the claims of its creditors.

     The agreements with Ms. Harrell and Mr. Burton are substantially similar to the agreement with Mr. Evans except that the service requirement is until age 65 rather than to age 70 and the annual supplemental benefit for each officer is $12,000 rather than $36,000, in each case to be paid for a period of 15 years rather than 10 years.

     During 2006, the Bank accrued approximately $29,713 with respect to its obligations under the agreements.

Transactions With Certain Related Persons

     In accordance with applicable federal laws and regulations, MBL Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Association, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is

                           13

widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

     Effective as of January 1, 2006, Minden Bancorp purchased for $370,000 (including $70,000 which is being held in escrow subject to achieving certain performance goals) all of the common stock of Woodard Walker Insurance Agency, Inc. (the "Agency"), a property and casualty insurance agency located in Minden, Louisiana, resulting in the Agency becoming a wholly owned subsidiary of the Company. R. E. Woodard, III, who is a director of the Company and MBL Bank, had a 25% interest in the Agency.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT
             REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors of Minden Bancorp has appointed Heard, McElroy & Vestal LLP, independent registered public accounting firm, to perform the audit of Minden Bancorp's financial statements for the year ending December 31, 2007, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

     Minden Bancorp has been advised by Heard, McElroy & Vestal LLP that neither that firm nor any of its associates has any relationship with Minden Bancorp or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. Heard, McElroy & Vestal LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Heard, McElroy & Vestal LLP as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by Heard, McElroy & Vestal LLP is compatible with maintaining the registered public accounting firm's independence. In addition to performing auditing services, the independent registered public accounting firm performed tax-related services, including the completion of Minden Bancorp's corporate tax returns, in 2006. The Audit Committee believes that Heard, McElroy & Vestal LLP's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Heard, McElroy & Vestal LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.





























                              14

     Audit Fees

     The following table sets forth the aggregate fees paid by us to Heard, McElroy & Vestal LLP for professional services rendered in connection with the audit of Minden Bancorp's consolidated financial statements for 2006 and 2005, as well as the fees paid by us to Heard, McElroy & Vestal LLP for audit-related services, tax services and all other services rendered to us during 2006 and 2005.

                                         Year Ended December 31,
                                        ________________________
                                           2006         2005
                                        ___________  ___________

Audit fees(1).......................     $58,040       $48,350
Audit-related fees..................        --            --
Tax fees(2).........................       9,875         6,300
All other fees......................        --            --
                                          ______        ______
     Total..........................     $67,915       $54,650
                                          ======        ======

____________________
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Minden Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of Heard, McElroy & Vestal LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

               REPORT OF THE AUDIT COMMITTEE

     The functions of the Minden Bancorp Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent registered public accounting firm; reviewing with Minden Bancorp's management and our independent registered public accounting firm the financial statements issued by MBL Bank pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

     The Audit Committee has reviewed and discussed Minden Bancorp's audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the

                           15

Audit Committee recommended to the Board of Directors that the audited financial statements be included in Minden
Bancorp's Annual Report on Form 10-KSB for fiscal year 2006 for filing with the SEC.

               Members of the Audit Committee

                      A. Loye Jones
                      F. Dare Lott, Jr.
                      Michael W. Wise
                      R.E. Woodard, III

    STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                WITH THE BOARD OF DIRECTORS

     Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Minden Bancorp relating to the next annual meeting of stockholders of Minden Bancorp, which is currently expected to be held in May 2008, must be received at the principal executive offices of Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana 71055, Attention:
Michael P. Burton, Corporate Secretary, no later than December 8, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in Minden Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 15 of Minden Bancorp's Bylaws. Notice of the proposal must also be given in writing and delivered to our Corporate Secretary by April 19, 2007. The notice must include the information required by Article II, Section 15 of our Bylaws.

     Stockholder Nominations. Article II, Section 14 of our Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the secretary of Minden Bancorp. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of Minden Bancorp not later than five (5) days prior to the date of the annual meeting of stockholders of Minden Bancorp. Upon delivery, such nominations shall be posted in a conspicuous place in each office of Minden Bancorp. Any such nomination by a stockholder must be delivered or received no later than the close of business on May 3, 2007.

     Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Minden Bancorp, Inc., c/o Michael P. Burton, Corporate Secretary, 100 MBL Bank Drive, Minden, Louisiana 71055.

                      ANNUAL REPORTS

     A copy of Minden Bancorp's Annual Report to Stockholders for the year ended December 31, 2006 accompanies this Proxy
Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, Minden Bancorp will furnish to any stockholder without charge a copy of Minden Bancorp's Annual Report on Form 10-KSB (with exhibits) for fiscal 2006 required to be filed with the SEC under the Exchange Act. Such written requests should be directed to Becky T. Harrell, Chief Financial Officer, 100 MBL Bank Drive, Minden, Louisiana 71055. The Form 10-KSB is not part of the proxy solicitation materials.




                           16


                       OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Minden Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                              ORDER OF THE BOARD OF DIRECTORS



                              /s/Michael P. Burton
                              Michael P. Burton
                              Secretary


April 9, 2007

























                               17


                              REVOCABLE PROXY
                            MINDEN BANCORP, INC.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                   THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC.
         FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
              ON MAY 8, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Minden Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 30, 2007 at the Annual Meeting of Stockholders to be held at the main office of MBL Bank, located at 100 MBL Bank Drive, Minden, Louisiana, on Tuesday,
May 8, 2007, at 8:15 a.m., Central Time, and any adjournment thereof.

1. The election as directors of all nominees listed (except as marked to the contrary below):

      FOR [  ]            Withhold  [  ]             For All Except [  ]


Nominees for three-year term expiring in 2010:
_____________________________________________

Russell A. Adams, John B. Benton, Jr., Jack E. Byrd, Jr. and Michael S. Harper

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

______________________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of Heard, McElroy & Vestal LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.

    FOR [  ]            Withhold  [  ]             For All Except [  ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of Heard, McElroy & Vestal LLP.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE, SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Minden Bancorp, Inc., the accompanying Proxy Statement and Annual Report prior to thesigning of this proxy card.

                                                ____________________
                                               | Date               |
           Please be sure to sign and date     |                    |
             this Proxy in the box below.      |                    |
        _______________________________________|____________________|
       |                                                            |
       |                                                            |
       |___Stockholder sign above_____Co-holder (if any) sign above_|


-----------------------------------------------------------------------------
        ^  Detach above card, sign, date and mail in postage paid  ^
                              envelope provided.

                              MINDEN BANCORP, INC.
_____________________________________________________________________________
Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________

_____________________________

_____________________________

          [Insert Minden Bancorp, Inc. Letterhead]





                                        April 9, 2007


To:  Participants in the Minden Bancorp, Inc.
     Employee Stock Ownership Plan


     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming 2007 Annual Meeting of Stockholders of Minden Bancorp, Inc. to be held on May 8, 2007. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Minden Bancorp, Inc. allocated to you pursuant to the Employee Stock Ownership Plan (ESOP) will be voted.

     Provided with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders, a voting instruction form, which will permit you to vote the shares allocated to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the voting instruction form to Michael Burton, Corporate Secretary, in the enclosed envelope promptly, but no later than Tuesday, May 1, 2007.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Minden Bancorp, Inc. If your voting instructions for the shares held in the ESOP are not received, the shares generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that these materials relate only to those shares which have been granted to you under the ESOP. You may receive other voting material for those shares owned by you individually or through other plans.

                                        Sincerely,



                                        /s/A. David Evans
                                        _________________________
                                        A. David Evans
                                        President and Chief
                                        Executive Officer


                         VOTING INSTRUCTION FORM
                          MINDEN BANCORP, INC.
                                (ESOP)


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a participant in the Minden Bancorp, Inc. Employee Stock Ownership Plan of the Company as of March 30, 2007, hereby instructs the trustees of the ESOP, to vote the shares of common stock allocated to the ESOP account of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the main office of MBL Bank located at 100
MBL Bank Drive, Minden, Louisiana, on May 8, 2007 at 8:15 a.m., Central
Time, and at any adjournment of said meeting.

1.  ELECTION OF DIRECTORS
    Nominees for three year term: Russell A. Adams, John B. Benton, Jr.,
                                  Jack F. Byrd, Jr., Michael S. Harper

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

____________________________________________________________________________

    FOR [  ]            Withhold  [  ]             For All Except [  ]

2. PROPOSAL to ratify the appointment of Heard, McElroy & Vestal LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.


    FOR [  ]            Withhold  [  ]             For All Except [  ]


     In their discretion, the trusteess are authorized to vote upon such other business as may properly come before the meeting.

     Shares of the Company's common stock will be voted as specified. If not otherwise specified, this Voting Instruction Form will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2 and otherwise at the discretion of the trustees. You may revoke this Voting Instruction Form at any time prior to May 1, 2007. The Board of Directors recommends you vote for the Board of Directors' nominees and Proposal 2.

     This Form constitutes your voting instructions for any shares allocated to you and held in the ESOP. The undersigned hereby authorizes the trustees of the ESOP to vote the shares allocated to the undersigned's account as provided herein. Shares held in the ESOP allocated to participant's account will generally not be voted unless the Voting Instruction Form is returned. With respect to unallocated shares held in the ESOP, such shares will generally be voted by the trustees for and against the proposals in the same proportion as the votes received from participants, subject to fiduciary duties.

    The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for May 8, 2007, a Proxy Statement for the Annual Meeting and the Company's 2006 Annual Report to Stockholders
prior to the signing of this Form.
                                                _______________
                                               | Date          |
           Please be sure to sign and date     |               |
             this Form in the box below.       |               |
        _______________________________________|_______________|
       |                                                       |
       |                                                       |
       |___Participant sign above______________________________|


-----------------------------------------------------------------------------
      ^  Detach above card, sign, date and mail in postage paid  ^
                           envelope provided.

                          MINDEN BANCORP, INC.

_____________________________________________________________________________
   Please sign this Voting Instruction Form exactly as your name appears on this Form.
       When signing in a representative capacity, please give title.

                            PLEASE ACT PROMPTLY
PLEASE MARK, SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY FOR
                                 RECEIPT
                   NO LATER THAN TUESDAY, MAY 1, 2007
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE FORM IN THE ENVELOPE PROVIDED.

_____________________________

_____________________________

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          [Insert Minden Bancorp, Inc. Letterhead]




                                        April 9, 2007


To:  Participants in the Minden Bancorp, Inc.
     2003 Recognition and Retention Plan

     As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at Minden Bancorp, Inc.'s upcoming 2007 Annual Meeting of Stockholders to be held on May 8, 2007. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Minden Bancorp, Inc. granted to you under the 2003 Recognition and Retention Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders, a voting instruction form, which will permit you to vote the shares granted to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction form to Michael Burton, Corporate Secretary, in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Minden Bancorp, Inc. If your voting instructions for the Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plan in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan.
You may receive other voting material for those shares owned by you individually or through other plans.

                                        Sincerely,



                                        /s/ A. David Evans
                                        ________________________
                                        A. David Evan
                                        President and Chief
                                        Executive Officer



                         VOTING INSTRUCTION FORM
                          MINDEN BANCORP, INC.
                                 (RRP)


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, hereby instructs the trustees of the Minden Bancorp, Inc. 2003 Recognition and Retention Plan to vote the shares of common stock granted pursuant to the Recognition Plan to the undersigned and held in the Recognition Plan Trust as of March 30, 2007 at the Annual Meeting of Stockholders of the Company to be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana, on May 8, 2007 at 8:15 a.m., Central Time, and at any adjournment of said meeting.

1.  ELECTION OF DIRECTORS
    Nominees for three year term: Russell A. Adams, John B. Benton, Jr.,
                                  Jack F. Byrd, Jr., Michael S. Harper

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

____________________________________________________________________________

    FOR [  ]            Withhold  [  ]             For All Except [  ]

2. PROPOSAL to ratify the appointment of Heard, McElroy & Vestal LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.


        FOR  [  ]             Against  [  ]             Abstain  [  ]


     In their discretion, the trusteess are authorized to vote upon such other business as may properly come before the meeting.

     Shares of the Company's common stock will be voted as specified. If not otherwise specified, this Voting Instruction Form will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2 and otherwise at the discretion of the trustees. You may revoke this Voting Instruction Form at any time prior to May 1, 2007. The Board of Directors recommends you vote for the Board of Directors' nominees and Proposal 2.

     This Form constitutes your voting instructions for any shares granted to you and held in the Recognition Plan Trust. The undersigned hereby authorizes the trustees of the Recognition Plan to vote the shares allocated to the undersigned and held in the Recognition Plan Trust as provided herein. Shares held in the Recognition Plan allocated to you may be voted by the trustees in their discretion in the event you do not return the Voting Instruction Form. Unallocated shares held in the Recognition Plan Trust will be voted in the discretion of the trustees.

    The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for May 8, 2007, a Proxy Statement for the Annual Meeting and the Company's 2006 Annual Report to Stockholders
prior to the signing of this Form.
                                                _______________
                                               | Date          |
           Please be sure to sign and date     |               |
             this Form in the box below.       |               |
        _______________________________________|_______________|
       |                                                       |
       |                                                       |
       |___Participant sign above______________________________|


-----------------------------------------------------------------------------
      ^  Detach above card, sign, date and mail in postage paid  ^
                           envelope provided.

                          MINDEN BANCORP, INC.

_____________________________________________________________________________
   Please sign this Voting Instruction Form exactly as your name appears on this Form.
       When signing in a representative capacity, please give title.

                            PLEASE ACT PROMPTLY
PLEASE MARK, SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY FOR
                                 RECEIPT
                   NO LATER THAN TUESDAY, MAY 1, 2007
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE FORM IN THE ENVELOPE PROVIDED.

_____________________________

_____________________________

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